UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2021

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-5759			65-0949535
(Commission File Number)			(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard	Miami	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to 12(b) of the Act:

Title of each class:	Trading	Name of each exchange
	Symbol(s)	on which registered:
Common stock, par value $0.10 per share	VGR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2021, the Board of Directors (“Board”) of Vector Group Ltd. (“Vector”) appointed Richard J. Lampen to the additional position of Chief Operating Officer and to serve as a member of the Board, effective immediately.

Mr Lampen, age 67, has served as Executive Vice President of Vector since 1995. He also serves as Executive Vice President and Chief Operating Officer of its subsidiary, New Valley and as a member of the Board of Managers of its subsidiary, Douglas Elliman Realty, LLC. Mr. Lampen served as President and Chief Executive Officer of Ladenburg Thalmann Financial Services Inc. (“Ladenburg”), a publicly-traded diversified financial services company, from September 2006 to February 2020, and as Chairman from September 2018 until February 2020, when the company was acquired by Advisor Group, a portfolio company of Reverence Capital Partners. From October 2008 until October 2019, Mr. Lampen served as President, Chief Executive Officer and a member of the Board of Directors of Castle Brands Inc. (“Castle”), a publicly-traded spirits company, before its acquisition by Pernod Ricard. Vector held an approximate 10% interest in Ladenburg and an approximate 8% equity interest in Castle.

In connection with Mr. Lampen’s appointment as Chief Operating Officer, the Compensation Committee of the Board, effective January 1, 2021, increased Mr. Lampen’s base salary to $1,250,000 per annum and his annual incentive compensation target bonus opportunity to 75% of base salary (from his current base salary of $900,000 and current target bonus opportunity of 50% of base salary). Vector and Mr. Lampen entered into an amendment of his employment agreement to reflect these changes (the “Amendment”). The Amendment is included as Exhibit 10.1 hereto and incorporated herein by reference.

Mr. Lampen has not been appointed to any committee of the Board. There are no arrangements or understandings between Mr. Lampen and any other person pursuant to which he was appointed to serve as Chief Operating Officer and as a director. Mr. Lampen does not have any direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibit.

Exhibit No.	Exhibit
10.1	Amendment to the Employment Agreement dated January 15, 2021 between Vector Group Ltd. and Richard J. Lampen.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Senior Vice President, Treasurer and Chief Financial Officer
Date: January 15, 2021